Exhibit 99.5

To:	CyberSource Employees
From:	Joe Saunders
Date:	April 21, 2010
Re:	Visa and CyberSource

I am writing to tell you how excited we are at Visa about today’s announcement.

I had the opportunity to speak with many of you this morning at the All Hands. I hope I was able to convey what a terrific company we believe CyberSource is and that we know how important you are to its success.

Not only is CyberSource a great company, it’s clearly a strategic fit for Visa. You bring expertise, experience and product offerings to the eCommerce payments space that Visa does not have today. We believe that our acquisition of CyberSource will bring together two strong companies to achieve great success and long-term growth.

Let me reiterate the tremendous opportunity we have before us in the eCommerce channel to grow our business. CyberSource offers leading payment management solutions, a strong merchant base and talented employees who deeply understand the needs of online merchants. These strengths complement Visa’s own strengths including our strong global brand, industry leading payments network, local market resources and expertise, and relationships with thousands of financial institutions around the world. We are excited to work together to bring even more value to our clients.

We foresee the following benefits from this compelling combination:

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Growing the Network Globally: Visa and CyberSource together will provide more global payment processing, fraud management and payment security services to more online merchants in more places across the globe. We will grow faster together.

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Proven Partnership: CyberSource and Visa are a natural fit given our proven track record and successful work together on CyberSource’s automated fraud solutions and our familiarity with each other’s businesses.

Ultimately and importantly, for Visa, this transaction is about revenue growth that will come from increasing the reach of CyberSource services and enhancing the value of the Visa network.

Integration Plan

As I said this morning, the entire Visa team is committed to making this a positive development for you and CyberSource. Visa has no plans to make any substantive changes to CyberSource’s operations beyond what is required from a policy and process standpoint to integrate these two public companies. In terms of structure, CyberSource will become a wholly-owned subsidiary of Visa once the transaction is complete. CyberSource will operate independently, with Mike Walsh continuing to oversee the business. He and Oliver Jenkyn, Visa’s Global Head of Strategy and Corporate Development, will co-lead a Transition Steering Committee. In addition, Bill McKiernan will join Visa as an Executive Advisor to assist in the integration. We anticipate that it will take several months to complete the transaction and hope to close during the summer.

Next Steps

Until the transaction is complete, CyberSource will continue to operate and behave independently – in other words, “business as usual.” Your management team will keep you informed with any relevant updates, as appropriate.

In the meantime, to learn more about Visa, who we are and what we do, visit www.corporate.visa.com and www.currencyofprogress.com.

I sincerely look forward to welcoming you to the Visa family when the deal closes and achieving the vision we have set forth.

Joe

Forward Looking Statements

This document contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of Visa Inc. and CyberSource. The forward-looking statements in this release address a variety of subjects including, for example, the expected date of closing of the acquisition and the potential benefits of the merger. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that CyberSource’s business will not be successfully integrated with Visa’s business; costs associated with the merger; matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction; and other events that could adversely impact the completion of the transaction, including industry or economic conditions outside of our control. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Visa Inc.’s overall business, including those more fully described in Visa Inc.’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended September 30, 2009, and its quarterly report filed on Form 10-Q for the first quarter of 2010, and CyberSource’s overall business and financial condition, including those more fully described in CyberSource’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2009, and its quarterly reports filed on Form 10-Q for the current fiscal year. The forward-looking statements in this release speak only as of this date. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, CyberSource will file a proxy statement with the SEC. Additionally, CyberSource will file other relevant materials with the SEC in connection with the proposed acquisition of CyberSource by Visa pursuant to the terms of an Agreement and Plan of Merger by and among Visa, CyberSource and Market St. Corp., a wholly-owned subsidiary of Visa. The materials to be filed by CyberSource with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and stockholders also may obtain free copies of the proxy statement from CyberSource by contacting its investor relations department by telephone at (650) 965-6000 or by mail at CyberSource, Investor Relations, 1295 Charleston Road, Mountain View, California 94043. Investors and security holders of CyberSource are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

CyberSource, Visa and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CyberSource stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of CyberSource’s executive officers and directors in the solicitation by reading CyberSource’s proxy statement for its 2009 annual meeting of stockholders the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009, containing Part III information when filed with the SEC on or before April 30, 2010, and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Visa’s executive officers and directors by reading Visa’s proxy statement for its 2010 annual meeting of stockholders. Information concerning the interests of CyberSource’s participants in the solicitation, which may, in some cases, be different than those of CyberSource’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding CyberSource directors and executive officers is also included in CyberSource’s proxy statement for its 2009 annual meeting of stockholders and will be included in the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009 containing Part III information.